Business Combination	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Business Combination [Abstract]
Business Combination

Note 2 – Business Combination

The Merger

On June 30, 2010, Popular, Inc. (“Popular”), EVERTEC, and two newly formed subsidiaries of a fund managed by an affiliate of Apollo Global Management, LLC (“Apollo”), AP Carib Holdings, Ltd. (“AP Carib”) and Carib Acquisition, Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger pursuant to which, on September 30, 2010, Merger Sub was merged with and into EVERTEC (the “Merger”), with EVERTEC continuing as the surviving entity. Following the effective time of the Merger, AP Carib and Popular contributed their respective shares of EVERTEC capital stock to Carib Holdings, Inc. (now known as Carib Holdings, LLC) (“Carib Holdings”) in exchange for shares of Carib Holdings’ voting capital stock. Following that contribution, EVERTEC became a wholly-owned subsidiary of Carib Holdings, with AP Carib and Popular owning approximately 51% and 49%, respectively, of the outstanding voting capital stock of Carib Holdings. The acquisition of EVERTEC was accounted for as a business combination using the purchase method of accounting, whereby the purchase price was allocated to tangible and intangible assets acquired and liabilities assumed, based on their estimated fair market values. Fair value measurements have been applied based on assumptions that market participants would use in the pricing of the assets or liabilities.

During 2011, retrospective adjustments were made to the estimated fair values of assets acquired and liabilities assumed associated with the Merger to reflect new information obtained during the measurement period, about facts and circumstances that existed as of the acquisition date that, if known, would have affected the acquisition date fair value measurements.

The following table presents the changes in the unaudited consolidated statement of income as a result of the retrospective adjustments driven by refinements in the tax treatment assumptions of the indemnification assets and the unfavorable contract liability related to a contract with one of Popular’s clients for the periods below.

(Dollar amounts in thousands)	Three months ended March 31, 2011, as adjusted	Three months ended March 31, 2011, as reported
Loss before income taxes	$(5,275)	$(5,275)
Income tax benefit	(29,146)	(29,046)

Net income	$23,871	$23,771

The Acquisition of an Equity Interest in Consorcio de Tarjetas Dominicanas, S.A. (“CONTADO”)

On March 31, 2011, the Company acquired a 19.99% interest in CONTADO from a subsidiary of Popular. Popular paid to the Company $10.8 million, which represented 50% of the after tax proceeds received by Popular from the sale of its remaining 33.98% equity interest in CONTADO that was not transferred to the Company, and the Company paid to Popular the $20.0 million held back at the Merger closing date in connection with the anticipated transfer of equity interest in CONTADO. The Company recorded the 19.99% equity interest in CONTADO at approximately $13.0 million, which was the fair value as of March 31, 2011 and accounted for the investment under the equity method of accounting. The purchase price was allocated to assets and liabilities based on their estimated fair values. Fair value measurements have been applied based on assumptions that market participants would use in the pricing of the assets or liabilities.

The agreement to purchase the equity interest in CONTADO and the Company’s right to dividends declared or paid by CONTADO during the period required pursuant to certain rights of first refusal held by the other shareholders of CONTADO were treated as freestanding derivatives since the Merger closing date. The derivatives were settled on March 31, 2011. For the three months ended March 31, 2011, the resulting loss of $1.2 million from settlement of the derivatives was recorded in the other expenses line item in the unaudited consolidated statements of income and comprehensive income.

Note 3—Business Combination

The Merger

The acquisition of EVERTEC by Holdings was accounted for as a business combination using the purchase method of accounting, whereby the purchase price was allocated to tangible and intangible assets acquired and liabilities assumed, based on their estimated fair market values. Fair-value measurements have been applied based on assumptions that market participants would use in the pricing of the assets or liabilities.

As a result of the Merger consummated on September 30, 2010, goodwill of $372.6 million was recorded on the balance sheet. As of December 31, 2011, goodwill decreased to $371.7 million, mainly due to foreign currency translation adjustments. During the third quarter of 2011, retrospective adjustments were made to the estimated fair values of assets acquired and liabilities assumed associated with the Merger to reflect new information obtained during the measurement period, about facts and circumstances that existed as of the acquisition date that, if known, would have affected the acquisition date fair value measurements. The retrospective adjustments were mostly driven by refinements in the tax treatment of the indemnification assets and the unfavorable contract liability related to a contract with one of Popular’s clients.

The following table presents the changes in fair value during 2011 of assets acquired and liabilities assumed as of the Merger date:

(Dollar amounts in thousands)	Fair value including retrospective adjustments	Original fair values	Change
Fair value of assets acquired and liabilities assumed:
Account receivable, net	$60,306	$60,656	$350
Deferred tax liability, net	(128,034)	(132,181)	(4,147)

The following table presents the changes in the consolidated statement of income as a result of the retrospective adjustments driven by refinements in the tax treatment assumptions of the indemnification assets and the unfavorable contract liability related to a contract with one of Popular’s clients for the period below:

(Dollar amounts in thousands)	Three months ended December 31, 2010, as adjusted	Three months ended December 31, 2010, as reported

Loss before income taxes	$(178)	$(178)
Income tax benefit	(180)	(1,361)

Net income	$2	$1,183

On December 31, 2011, we entered into a settlement agreement (“Settlement Agreement”) with Popular in order to settle any claims among the parties related to the Closing Statement or the Working Capital True-up Amount. In accordance with the Settlement Agreement, we made a payment of $1.7 million to Popular which is included within the other (expenses) income caption in the accompanying consolidated statements of income.

Pro Forma Financial Information (Unaudited)

The following unaudited pro forma results of operations assume that the Merger occurred on January 1, 2009, after giving effect to purchase method of accounting adjustments relating to depreciation and amortization of revalued assets, interest expense associated with the senior credit facilities and the senior notes, and other acquisition-related adjustments in connection with the Merger. These unaudited pro forma results exclude transaction costs incurred in connection with the Merger. This unaudited pro forma information should not be relied upon as necessarily being indicative of the historical results that would have been obtained if the Merger had actually occurred on that date, nor of the results that may be obtained in the future.

	Year ended December 31,
(Dollar amounts in thousands)	2010	2009

Revenues	$299,374	$279,089
Net (loss) income	$(2,192)	$4,647

The Acquisition of an Equity Interest in Consorcio de Tarjetas Dominicanas, S.A. (“CONTADO”)

The Predecessor financial statements reflect 53.97% and 31.11% equity interests in CONTADO and Servicios Financieros, S.A. de C.V. (“Serfinsa”), respectively, through September 30, 2010. Such equity interests were owned by a subsidiary of Popular, but were reflected in the Company’s combined Predecessor financial statements because the financial statements were prepared on a carve-out basis.

The parties to the Merger Agreement agreed that the Company would acquire on the Merger closing date up to 53.97% and 31.11% of the equity interests in CONTADO and Serfinsa for cash in the amount of $37.0 million and $0.4 million, respectively, if certain conditions were met. One of the conditions was that the other shareholders of CONTADO and Serfinsa could exercise their right of first refusal (“ROFR”) to purchase all or part of the 53.97% and 31.11% equity interests. The Company did not acquire any equity interest in CONTADO nor Serfinsa on the Merger closing date because the conditions set forth in the Merger Agreement and related agreements had not been satisfied at such date. The Company made a partial payment in the amount of $17.0 million and held back $20.0 million for CONTADO and made a partial payment in the amount of $0.1 million and held back $0.3 million for Serfinsa at the Merger closing date.

On March 31, 2011, after all the other shareholders of CONTADO exercised their ROFR and all conditions required for the CONTADO acquisition in the Merger Agreement and related agreements were satisfied, the Company was able to acquire a 19.99% interest in CONTADO from a subsidiary of Popular. Popular paid to the Company $10.8 million, which represented 50% of the after tax proceeds received by Popular from the sale of the 33.98% equity interest in CONTADO not transferred to the Company, and the Company paid to Popular the $20.0 million held back at the Merger closing date. The Company recorded the 19.99% equity interest in CONTADO at approximately $13.0 million, which was the fair value as of March 31, 2011 and accounted for the investment under the equity method of accounting. The purchase price was preliminarily allocated to assets and liabilities based on their estimated fair values. This purchase price could change in subsequent periods, up to one year from the acquisition of CONTADO to reflect new information, if any, obtained during the measurement period about facts and circumstances that existed as of the acquisition date that, if known, would have affected the acquisition date fair value measurements. Any subsequent changes to the purchase price allocation that result in material changes to the Company’s consolidated financial statements should be adjusted retroactively.

On June 29, 2011, all of the Serfinsa shares were sold to the shareholders of Serfinsa in connection with the ROFR. As a result of this transaction, Popular transferred to EVERTEC $0.2 million and EVERTEC transferred to Popular $0.3 million. For the year ended December 31, 2011, the Company recognized a loss of $0.2 million as a result of this transaction.